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                                 EXHIBIT 23(b)

                       CONSENT OF DELOITTE & TOUCHE LLP






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EXHIBIT 23(b)

INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statements No. 33-55336, 33-55304, 33-62508 and 333-26515 on Form S-8 and 33-61842 on Form S-3,
of Republic Bancorp Inc. of our report dated January 16, 1997, appearing in this Annual Report on Form 10-K of Republic Bancorp Inc. for the year ended December 31, 1998.




March 16, 1999
/s/ Deloitte & Touche LLP
Detroit, Michigan